SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

                          Filed by the Registrant [x]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
            [ ]  Preliminary Proxy Statement
            [ ]  Confidential, for use of the Commission Only
                    (as permitted by Rule 14a-6(e)(2))
            [x]  Definitive Proxy Statement
            [ ]  Definitive Additional Materials
            [ ]  Soliciting Material Pursuant to (ss.) 240.14a-11(c)
                    or (ss.) 240.14a-12

                            Global Income Fund, Inc.
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule  0-11  (Set forth the amount on which the  filing  fee is calculated and state how it was determined):
     (4)    Proposed maximum aggregate value of transaction:
     (5)    Total fee paid:
[ ]         Fee paid previously with preliminary materials.
[ ]         Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting
            fee  was  paid   previously.   Identify  the   previous   filing  by
            registration statement number, or the Form or Schedule and the date of its filing.
     (1)   Amount Previously Paid:
     (2)   Form, Schedule or Registration Statement No.:
     (3)   Filing Party:
     (4)   Date Filed:

Notes:

                     Please Vote Immediately by Signing and
               Returning the Enclosed Proxy Card. Delay may cause
                the Fund to incur additional expenses to solicit
                        sufficient votes for the meeting.

                            GLOBAL INCOME FUND, INC.

                ------------------------------------------------


                    Notice of Annual Meeting of Stockholders

                ------------------------------------------------



To the Stockholders:

            Notice is hereby given that the Annual Meeting of Stockholders of Global Income Fund, Inc. (the "Fund") will be held at the offices of the Fund at 11 Hanover Square, New York, New York on Tuesday, December 21, 1999 at 8:00 a.m., for the following purposes:

1. To elect to the Board of Directors the Nominees, George B. Langa and Robert D. Anderson, as respectively, Class II Director and Class III Director, each to serve for a five year term and until his successor is duly elected and qualified.

2. To ratify the selection of Tait, Weller & Baker as the Fund's independent auditors.

            Stockholders of record at the close of business on November 11, 1999 are entitled to receive notice of and to vote at the meeting.


                       By Order of the Board of Directors



                              Deborah Ann Sullivan
                                    Secretary

New York, New York
November 8, 1999

                            GLOBAL INCOME FUND, INC.

                ------------------------------------------------


                                 PROXY STATEMENT

                ------------------------------------------------


                         Annual Meeting of Stockholders
                          to be held December 21, 1999

            This Proxy Statement, dated November 8, 1999, is furnished in connection with a solicitation of proxies by the Board of Directors of Global Income Fund, Inc. (the "Fund") to be voted at the Annual Meeting of Stockholders of the Fund to be held at the offices of the Fund at 11 Hanover Square, New York, New York on Tuesday, December 21, 1999 at 8:00 a.m., and at any postponement or adjournment thereof ("Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on November 11, 1999 ("Record Date") are entitled to be present and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held, and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Fund had 5,005,077.640 shares of common stock issued and outstanding. Stockholders of the Fund will vote as a single class.

            It is estimated that proxy materials will be mailed to stockholders of record on or about November 17, 1999. The Fund's principal executive offices are located at 11 Hanover Square, New York, New York 10005. Copies of the Fund's most recent Annual and Semi-Annual Reports are available without charge upon written request to the Fund at 11 Hanover Square, New York, New York 10005, or by calling toll-free 1-888-847-4200.

PROPOSAL 1:                         ELECTION OF DIRECTORS

            The Fund's Board of Directors is divided into five classes with the term of office of one class expiring each year. It is proposed that stockholders of the Fund elect one Class II Director and one Class III Director to serve for a five year term, and until his successor is duly elected and qualified. Each nominee currently serves as a Director of the Fund. The following table sets forth certain information concerning the nominees for Class II Director and Class III Director of the Fund.


Name, Principal Occupation, Business Experience for Past Five Years,                       Director                Year Term
Address, and Age                                                                            Since                   Expires
-----------------------------------------------------------------------------------------------------------------------------------

CLASS II:

GEORGE B. LANGA -- He is President of Langa Communications Corp., a multi-                   1997                   2004
media production company.  His address is 187 East Market Street, Rhinebeck, New
York 12572.  He was born on August 31, 1962.

CLASS III:

ROBERT D. ANDERSON* - He is Vice  Chairman of the Fund, as well as the other                 1999                   2000
investment companies in the Investment Company Complex, and of Winmill & Co.
Incorporated ("WCI") and certain of its affiliates.  He also is Vice Chairman of the Investment  Manager. He was a member of the Board of Governors of the Mutual
Fund  Education  Alliance,  and of its  predecessor,  the  No-Load  Mutual  Fund
Association.  He has also been a member of the District #12,  District  Business
Conduct and Investment Companies Committees of the NASD. He was born on December
7, 1929.


*Mr. Anderson is an "interested person" because he is an "affiliated person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

            The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the nominees listed above, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for the nominee. It is not contemplated that either nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxyholders reserve the right to substitute another person of their choice as nominee. Each nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected.

            The Fund has an audit committee comprised of Peter K. Werner, George
B. Langa, and Thomas B. Winmill, the function of which is routinely to review financial statements and other audit-related matters as they arise throughout the year. The Fund has an executive committee comprised of Thomas B. Winmill, the function of which is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee. Mr. Winmill is an "interested person" because he is an "affiliated person" as defined in the 1940 Act. The Fund has no standing nominating or compensation committee or any committee performing similar functions.

            Information relevant to the Continuing Directors is set forth below. Each Director who is deemed to be an "interested person" because he is an "affiliated person" as defined in the 1940 Act is indicated by an asterisk.

Name, Principal Occupation, Business Experience for Past Five Years,                     Director                Year Term
Address, and Age                                                                          Since                   Expires
-----------------------------------------------------------------------------------------------------------------------------------

CLASS I:

PETER K. WERNER - He is Director of Communications since May 1997, and from                1997                     2003
July 1996 to May 1997  Director  of  Admissions,  of The  Governor  Dummer
Academy.  From September 1995 to June 1996, he attended  Wesleyan  University in the graduate program in liberal studies.  From March 1993 to August 1995, he was
Director of Annual  Giving and Alumni  Relations  at The  Williston  Northampton
School. From January 1991 to February 1993, he was Vice President--Money  Market
Trading at Lehman  Brothers.  His address is The Governor Dummer Academy,  1 Elm
Street, Byfield, Massachusetts 01922. He was born on August 16, 1959.

CLASS IV:

THOMAS B. WINMILL* -- He is President, Chief Executive Officer, and General                1997                     2001
Counsel  of the Fund,  as well as the other  investment  companies  in the
Investment Company Complex, and of WCI and certain of its affiliates. He also is
President of the  Investment  Manager.  He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.  He is a son of
Bassett S.  Winmill,  the  Chairman of the Board of the Fund.  His address is 11
Hanover Square, New York, New York 10005. He was born on June 25, 1959.

CLASS V:

BASSETT S. WINMILL* -- He is Chairman of the Board of the Fund, as well as other           1997                      2002
investment companies in the Investment Company Complex, and of WCI. He is a
member of the New York Society of Security  Analysts,  the  Association for
Investment  Management and Research,  and the International Society of Financial
Analysts. He is the father of Thomas B. Winmill, the President,  Chief Executive
Officer,  and General Counsel of the Fund. His address is 11 Hanover Square, New
York, New York 10005. He was born on February 10, 1930.


            The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below:

            STEVEN A. LANDIS - Senior Vice President. He also is Senior Vice President of the other investment companies in the Investment Company Complex, and the Investment Manager and certain of its affiliates. From 1993 to 1995, he was Associate Director - Proprietary Trading at Barclays de Zoete Wedd Securities Inc., and, from 1992 to 1993, he was Director, Bond Arbitrage at WG Trading Company. He was born on March 1, 1955.

            JOSEPH LEUNG, CPA - Treasurer and Chief Accounting Officer. He also is Treasurer and Chief Accounting Officer of the other investment companies in the Investment Company Complex, and the Investment Manager and its affiliates. From 1992 to 1995, he held various positions with Coopers & Lybrand LLP, a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He was born on September 15, 1965.

            DEBORAH ANN SULLIVAN - Vice President, Secretary and Chief Compliance Officer. She also is Vice President, Secretary and Chief Compliance Officer of the other investment companies in the Investment Company Complex, and the Investment Manager and certain of its affiliates. From 1993 to 1994, she was the Blue Sky Paralegal for SunAmerica Asset Management Corporation and, from 1992 to 1993, she was Compliance Administrator and Blue Sky Administrator with Prudential Securities, Inc. and Prudential Mutual Fund Management, Inc. She is a member of the New York State Bar. She was born on June 13, 1969.

            The address of each executive officer of the Fund is 11 Hanover Square, New York, New York 10005.

            The following table presents certain information regarding the beneficial ownership of the Fund's shares as of the Record Date by each officer and Director of the Fund owning shares on such date. In each case, such amount constitutes less than 1% of the Fund's outstanding shares.


Name of Officer or Director             Number of Shares
---------------------------------------------------------------------
Robert D. Anderson                                                200
Steven A. Landis                                                 3000
George B. Langa                                                   100
Joseph Leung                                                        0
Deborah Ann Sullivan                                                0
Peter K. Werner                                                   352.371
Bassett S. Winmill                                               2500
Thomas B. Winmill                                                 198.044

            WCI and its subsidiaries, of which Bassett S. Winmill may be deemed a controlling person, also own in the aggregate 1,490.230 Fund shares. Mr. Winmill disclaims beneficial ownership of such shares.

            The Fund pays its Directors who are not "interested persons" of the Fund an annual retainer of $2,500, and a per meeting fee of $2,750, and reimburses them for their meeting expenses. The Fund also pays such Directors $250 per special telephonic meeting attended and per committee meeting attended. The Fund does not pay any other remuneration to its executive officers and Directors, and the Fund has no bonus, pension, profit-sharing or retirement plan. The Fund had 4 Board meetings and 1 audit and no executive committee meetings during the Fund's most recently completed fiscal year. Each Director attended all Board and committee meetings held during such year during the period such Director was in office. For the fiscal year ended June 30, 1999, the aggregate amount of compensation paid to the nominee by the Fund and by all other investment companies advised by CEF Advisers, Inc. (the "Investment Manager"), the Fund's investment adviser, and its affiliates (collectively, the "Investment Company Complex") for which such nominee is a Board member (the number of which is set forth in parenthesis next to the nominee's total compensation) was as follows:


                                                                    Total Compensation from Fund
                              Aggregate Compensation              and Investment Company (the number of
Name of Nominee                   From the Fund                   other Funds) Complex Paid to Nominee
------------------------------------------------------------------------------------------------------------------
Robert D. Anderson                      $0                                     $0 (4)
George B. Langa                    $13,750                                $13,750 (0)

            The aggregate amount of compensation paid to each continuing Director by the Fund and by all other funds in the Investment Company Complex for which such continuing Director is a Board Member (the number of which is set forth in parenthesis next to the continuing Director's total compensation) for the fiscal year ended June 30, 1999, was as follows:

                                                                 Total Compensation from Fund and
                                                                  Investment Company Complex (the
                                Aggregate Compensation             number of other funds) Paid to
Name of Continuing Director         from the Fund                       Continuing Director
---------------------------------------------------------------------------------------------------------------------
Peter K. Werner                       $13,750                               $13,750 (0)
Bassett S. Winmill                         $0                                    $0 (5)
Thomas B. Winmill                          $0                                    $0 (8)

            The Investment Manager, located at 11 Hanover Square, New York, New York 10005, is a wholly-owned subsidiary of WCI, a publicly-owned company whose securities are listed on The Nasdaq Stock Market. During the fiscal year ended June 30, 1999, the Fund paid the Investment Manager investment management fees of $211,729. Bassett S. Winmill, a Director of the Fund, may be deemed a controlling person of WCI on the basis of his ownership of 100% of WCI's voting stock and, therefore, of the Investment Manager. In February and March 1999, Robert D. Anderson, Bassett S. Winmill and Thomas B. Winmill sold 29,000, 36,500, and 52,250 shares respectively of WCI's Class A common stock on the open market at prices varying between $3.69 and $9.25 per share. In September 1999, Robert D. Anderson, Bassett S. Winmill, and Thomas B. Winmill received from WCI, respectively, 10,000, 40,000, and 40,000 incentive stock options to purchase shares of WCI's Class A common stock at, respectively, $2.375, $2.6125, and $2.6125 per share. These options expire after five years.

Vote Required

            Inasmuch as the election of the nominees was approved by the vote of a majority of the Board of Directors, the election of the nominees requires the affirmative vote of a plurality of the votes cast at the Meeting.

THE FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.


PROPOSAL 2:        RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

            The 1940  Act  requires  that the  Fund's  independent  auditors  be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund; that such selection be submitted for ratification or rejection at the Meeting; and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Fund's Board of Directors, including a majority of those Directors who are not "interested persons," approved the selection of Tait, Weller & Baker for the fiscal period commencing July 1, 1999 at a Board meeting held on September 8, 1999. Accordingly, the selection by the Fund's Board of Tait, Weller & Baker as independent auditors for the fiscal period commencing July 1, 1999 is submitted to stockholders for ratification or rejection. Apart from its fees received as independent auditors, neither Tait, Weller & Baker nor any of its partners has a direct, or material indirect, financial interest in the Fund or the Investment Manager. Tait, Weller & Baker has acted as independent auditors of the Fund since its organization, and acts as independent auditors of WCI. The Fund's Board believes that the continued employment of the services of Tait, Weller & Baker, as described herein, is in the best interests of the Fund. A representative of Tait, Weller & Baker is expected to be present at the Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

THE FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF TAIT, WELLER & BAKER AS INDEPENDENT AUDITORS OF THE FUND.

                             ADDITIONAL INFORMATION

            A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. A stockholder vote may be taken for one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "for" a Proposal in favor of any adjournment, and will vote those proxies required to be voted "against" a Proposal against any adjournment. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposals 2.

            In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Fund may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Fund will bear the cost of soliciting proxies. In addition, the Fund will retain D.F. King & Co., Inc. ("D.F. King"), 77 Water Street, 20th Floor, New York, NY 10005, to solicit proxies on behalf of its Board for a fee estimated at $4,000 plus expenses, primarily by contacting stockholders by telephone and telegram. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Fund's Proxy Statement and proxy card in the mail. Within 48 hours of receiving a stockholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instruction are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact D.F. King toll-free at 1-800-431-9646. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

Discretionary Authority; Submission Deadlines for Stockholder Proposals

            Although no business may come before the Meeting other than that specified in the Notice of the Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Fund did not have notice of by September 11, 1999 pursuant to Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The deadline for submitting shareholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's next annual meeting is July 12, 2000 pursuant to Rule 14a- 8(e)2 of the 1934 Act. The date after which notice of a shareholder proposal submitted outside the processes of Rule 14a-8 under the 1934 Act is considered untimely is September 24, 2000. In addition, for a nomination to be made by a stockholder or for any other business to be properly brought before the annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Fund in manner set forth in the Fund's By-laws. As of the date hereof, the Fund's By-laws provide that to be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Fund (a) in the case of an annual meeting, not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) calendar days before or sixty (60) calendar days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the later of the sixtieth (60th) calendar day prior to such annual meeting or the tenth (10th) calendar day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) calendar day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. For the foregoing purposes, the date of a public disclosure shall include, but not be limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable national news service or in a document publicly filed by the Fund with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) (or the rules and regulations thereunder) of the 1934 Act or pursuant to Section 30 (or the rules and regulations thereunder) of the 1940 Act.

            To  the  knowledge  of  the   management  of  the  Fund,  no  person
beneficially owned 5% or more of the outstanding shares of the Fund as of the Record Date.

            As set forth in the Fund's Articles of Incorporation, any action submitted to a vote by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is previously approved by the vote of a majority of the Continuing Directors, in which case such action requires (A) if applicable, the proportion of votes required by the 1940 Act, or (B) the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion.

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees

            Please advise the Fund, at its principal executive offices, to the attention of Deborah Ann Sullivan, Secretary, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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Global Income Fund, Inc.                           Proxy/Voting Instruction Card

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This proxy is solicited  by and on behalf of the Fund's  Board of Directors  for the Annual Meeting of Stockholders on December 21, 1999, and at any postponement or adjournment thereof.

The undersigned stockholder of Global Income Fund, Inc. (the "Fund") hereby appoints Thomas B. Winmill and Deborah Ann Sullivan and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders to be held held at the offices of the Fund at 11 Hanover Square, New York, New York on Tuesday, December 21, 1999 at 8:00 a.m., and at any postponement or adjournment thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the proxy statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting. If no directions are given, the proxies will vote FOR all proposals and in their discretion on any other matter that may properly come before the Meeting.


Sign here as name(s) appear to the left.

                                                  -------------------------



                                                  -------------------------

Signature(s) should be exactly as name or names appearing on this form. Please sign this proxy and return it promptly whether or not you plan to attend the Meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the Meeting and decide to vote by ballot, such vote will supersede this proxy.

                                     Dated:            , 1999


Please fold and detach card at perforation before mailing.



                        Your vote is important! Please sign and date the proxy/voting instructions card above and return it promptly in the enclosed postage-paid envelope or otherwise to Global Income Fund, Inc. c/o Boston EquiServe, P.O. Box 9391, Boston, MA 02205-9969 so that your shares can be represented at the Meeting.


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Global Income Fund, Inc.     Please mark your votes as in this example: (record)

--------------------------------------------------------------------------------


Please sign, date and return this proxy/voting instructions card promptly in the enclosed postage-paid envelope. If no direction is given on a proposal, the proxies will vote FOR the proposal, in accordance with the Fund Board's recommendations.


1. To elect to the Board of Directors the Nominees, George B. Langa and Robert D. Anderson, as respectively, Class II Director and Class III Director, each to serve for a five year term and until his successor is duly elected and qualified.



|_|FOR All Nominees   |_|WITHHOLD authority only      |_|WITHHOLD authority for
                        for those Nominee(s) whose       ALL Nominees
                        name(s) I have written below


2. To ratify the selection of Tait, Weller & Baker as the Fund's independent auditors.

|_| FOR               |_|AGAINST                      |_|ABSTAIN


Please fold and detach card at perforation before mailing.

Proxy to be signed and dated on the reverse side.


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